EQ Advisors TrustSM

Prospectus dated May 1, 2008

This Prospectus describes Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

EQ/AllianceBernstein Common Stock

EQ/AllianceBernstein International

EQ/AllianceBernstein Value

EQ/Equity 500 Index

Fixed Income Portfolios

EQ/AllianceBernstein Intermediate Government Securities

EQ/AllianceBernstein Quality Bond

EQ/Money Market

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and may not be available directly as an investment plan under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Version 5

(47636)

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of sixty-four (64) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of seven (7) of the Trust’s Portfolios. Each Portfolio is a diversified Portfolio. Information on each Portfolio, including its investment objectives, investment strategies and investment risks can be found on the pages following this Overview. In addition, a Glossary of Terms is provided at the back of this Prospectus.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The 401(k) Plan sponsored by AXA Equitable (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to such accounts and plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contract if you are a Contractholder or participant in a retirement plan under a Contract. Please read that prospectus carefully and retain it for future reference.

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio.

The day-to-day portfolio management of each Portfolio is provided by investment sub-advisers (the “Advisers”). Information regarding the Manager and the Advisers is included under “Management of the Trust” and “About the Investment Portfolios” in this Prospectus. The Manager has been granted relief by the Securities and Exchange Commission (“SEC”) to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. If a new Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

The co-distributors of the Portfolios are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolios

This section of the Prospectus provides a complete description of the principal investment objective, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective and, except as otherwise noted, the investment policies of a Portfolio are not fundamental policies and may be changed without a shareholder vote.

As described more fully on the following pages, the EQ/AllianceBernstein Common Stock, EQ/Equity 500 Index, EQ/AllianceBernstein Intermediate Government Securities and EQ/AllianceBernstein Quality Bond Portfolios each has a policy that it will invest at least 80% of its net assets in the particular type of investment suggested by its name. These policies may not be changed without providing at least sixty (60) days’ written notice to the shareholders of the affected Portfolio.

For temporary defensive purposes, each Portfolio (other than the EQ/Equity 500 Index Portfolio) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

Please note that:

•

A fuller description of each of the principal risks and of the benchmarks is included in the section “More Information on Risks and Benchmarks,” which follows the description of each Portfolio in this section of the Prospectus.

•	Additional information concerning each Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

Equity Portfolios

EQ/AllianceBernstein Common Stock Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stock or convertible debt) that the Adviser believes will share in the growth of the economy over a long-term period.

The Portfolio invests primarily in common stocks that are listed on national securities exchanges, generally those companies with large market capitalizations. Smaller amounts may be invested in stocks that are traded over-the-counter, which generally include stocks of companies with small market capitalization. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio invests in both growth-oriented and value-oriented stocks of companies of any size. By combining growth and value in a single portfolio, the Adviser seeks to smooth performance over time and to ensure that premiums are driven by security selection. The Adviser seeks to invest the growth portion of the Portfolio in companies with strong business models and market positions that offer the prospect of sustained, superior earnings growth. Relying on a bottom-up stock selection process driven by fundamental research, the Adviser seeks to identify such companies at an early stage. The Adviser seeks to invest the value portion of the Portfolio in companies that are trading at a discount to their long-term earnings power, usually because of a situation the Adviser’s research suggests will be temporary. The Adviser may also own securities if they reduce portfolio risk or are diversifying to the Portfolio. The Adviser relies on a disciplined stock selection process that combines fundamental research and financial forecasts to seek to identify such companies. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Large-Cap Company Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2007 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Common Stock Portfolio whose inception date is January 13, 1976, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
28.39% (1998 4th Quarter)	–19.29% (2002 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein Common Stock Portfolio — Class IA Shares	3.73%	15.59%	5.58%
S&P 500 Index†	5.49%	12.83%	5.91%
†	For more information on this index, see the following section “More Information on Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

EQ Advisors Trust	About the investment portfolios	5

Equity Portfolios (continued)

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/AllianceBernstein Common Stock Portfolio	Class IA Shares
Management Fee	0.47%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses*	0.60%
*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction the Total Annual Portfolio Operating Expenses for the Portfolio would be 0.59% for Class IA shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$61
3 Years	$192
5 Years	$333
10 Years	$747

WHO MANAGES THE PORTFOLIO

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2007, AllianceBernstein had approximately $800 billion in assets under management.

The management of and investment decisions for the Portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on AllianceBernstein’s growth, value and fixed-income investment teams and, in turn, the fundamental research of AllianceBernstein’s large internal research staff. The primary day-to-day responsibilities for coordinating the Portfolio’s investments resides with Seth Masters, the Chief Investment Officer (“CIO”) of the Blend Investment Policy Team.

Mr. Masters has served as CIO — Style Blend and Core Equity Services and headed the US and global style blend teams since 2002. He serves on AllianceBernstein’s Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Mr. Masters joined AllianceBernstein in 1991.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

6	About the investment portfolios	EQ Advisors Trust

EQ/AllianceBernstein International Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or “emerging markets”), although it will not generally invest in the United States. Developing countries in which the growth portion of the Portfolio may invest include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it generally invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries (including developing countries or “emerging markets”) not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may, to a limited extent, also use derivatives, including: writing covered call and put options and purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may, to a limited extent, also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Investment Grade Securities Risk

Interest Rate Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2007 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust	About the investment portfolios	7

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
25.49% (1999 4th Quarter)	–20.46% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein International Portfolio — Class IA Shares	11.98%	20.77%	7.68%
MSCI EAFE Index†	11.17%	21.59%	8.66%
†	For more information on this index, see the following section “More Information on Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/AllianceBernstein International Portfolio	Class IA Shares
Management Fee	0.71%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.89%
Less Fee Waiver/Expense Reimbursement*	–0.04%
Net Annual Portfolio Operating Expenses**	0.85%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2009 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2009. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays may be used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2007.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$87
3 Years	$280
5 Years	$489
10 Years	$1,092

WHO MANAGES THE PORTFOLIO

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2007, AllianceBernstein had approximately $800 billion in assets under management.

The management of and investment decisions for the Portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on AllianceBernstein’s growth, value and fixed-income investment teams and, in turn, the fundamental research of AllianceBernstein’s large internal research staff. The primary day-to-day responsibilities for coordinating the portfolio’s investments resides with Seth Masters, the Chief Investment Officer (“CIO”) of the Blend Investment Policy Team.

Mr. Masters has served as CIO — Style Blend and Core Equity Services and headed the US and global style blend teams since 2002. He serves

8	About the investment portfolios	EQ Advisors Trust

on AllianceBernstein’s Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Mr. Masters joined AllianceBernstein in 1991.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	9

Equity Portfolios (continued)

EQ/AllianceBernstein Value Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities that the Adviser believes are trading at a discount to their long term earnings power, usually because of a situation the Adviser’s research suggests will be temporary. The Portfolio also may own securities if they reduce portfolio risk or are diversifying to the Portfolio. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. The Portfolio generally invests in large-cap companies, which are defined for purposes of this Portfolio as companies with market capitalizations of $1 billion or more.

In managing the Portfolio, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have:

•	low price to earnings ratios;

•	high yield;

•	unrecognized assets;

•	the possibility of management change; and/or

•	the prospect of improved profitability.

The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by Standard & Poor’s or Baa or better by Moody’s Investor Services, Inc.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may, to a limited extent, engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility. The Portfolio may also borrow money for leveraging purposes.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in equity securities, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Investment Grade Securities Risk

Interest Rate Risk

•	Foreign Securities Risk

Currency Risk

•	Large-Cap Company Risk

•	Leveraging Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The Portfolio’s commencement date was January 1, 1998. The table below shows the Portfolio’s average annual total returns for the Portfolio for the past one, five and ten years through December 31, 2007 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
23.34% (1998 4th Quarter)	–18.20% (2002 3rd Quarter)
*	For periods prior to the date Class IA shares commenced operations (May 18, 2001), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.

10	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein Value Portfolio — Class IA Shares**	–4.30%	12.56%	7.01%
Russell 1000 Value Index†	–0.17%	14.63%	7.69%
**	For periods prior to the date Class IA shares commenced operations (May 18, 2001), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/AllianceBernstein Value Portfolio	Class IA Shares
Management Fee	0.59%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.71%
Less Fee Waiver/Expense Reimbursement*	–0.01%
Net Annual Portfolio Operating Expenses**	0.70%
*	Pursuant to a contract, the Manager had agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2009 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2009. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction the Net Annual Portfolio Operating Expenses for the Portfolio would be 0.62% for Class IA shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$72
3 Years	$226
5 Years	$394
10 Years	$882

WHO MANAGES THE PORTFOLIO

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein has been the Adviser to the Portfolio since March 1, 2001. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2007, AllianceBernstein had approximately $800 billion in assets under management.

The management of and investment decisions for the Portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Marilyn Fedak has been Chief Investment Officer — US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the AllianceBernstein value equities business. She serves on AllianceBernstein’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital Management, L.P. in 2000.

John Mahedy was named Co-Chief Investment Officer — US Value Equities in 2003. He continues to serve as Director of Research — US Value Equities, a position he has held since 2001.

EQ Advisors Trust	About the investment portfolios	11

Equity Portfolios (continued)

John Phillips is a Senior Portfolio Manager and member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since that time.

Chris Marx is a Senior Portfolio Manager and member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a research analyst and has had portfolio management responsibilities for the past five years. He has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

12	About the investment portfolios	EQ Advisors Trust

EQ/Equity 500 Index Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index (“S&P 500”).

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will seek to hold all 500 securities in the S&P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio’s total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Index-Fund Risk

•	Large-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2007 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
21.15% (1998 4th Quarter)	–17.26% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Equity 500 Index Portfolio — Class IA Shares	5.22%	12.47%	5.57%
S&P 500 Index†	5.49%	12.83%	5.91%
†	For more information on this index, see the following section “More Information on Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

EQ Advisors Trust	About the investment portfolios	13

Equity Portfolios (continued)

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Equity 500 Index Portfolio	Class IA Shares
Management Fee	0.25%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses*	0.38%
*	A portion of the brokerage commissions that the Portfolio pays may be used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2007.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$39
3 Years	$122
5 Years	$213
10 Years	$480

WHO MANAGES THE PORTFOLIO

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2007, AllianceBernstein had approximately $800 billion in assets under management.

The management of and investment decisions for the Portfolio are made by AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all of AllianceBernstein’s Passive Equity accounts. The Passive Equity Investment Team relies heavily on quantitative tools. Judith DeVivo is primarily responsible for day-to-day management of the Portfolio.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Midcap, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

The Statement of Additional Information provides additional information about the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

14	About the investment portfolios	EQ Advisors Trust

Fixed Income Portfolios

EQ/AllianceBernstein Intermediate Government Securities Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities.

The Portfolio’s investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but less than ten years. In some cases, the Adviser’s calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates in the mortgage-backed or asset-backed securities and foreign and domestic interest rates).

Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser’s assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. The Portfolio also may purchase debt securities of non-government issuers that own mortgages. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may, to a limited extent, write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

For purposes of this Portfolio, U.S. Government securities include:

•	U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

•	U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

•	U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

•

“Ginnie Maes”: Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (“GNMA”) guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

•

“Fannie Maes”: The Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA’s right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not issued by, or backed by the full faith and credit of, the U.S. Government.

•

“Freddie Macs”: The Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the U.S. Government, issues participation certificates (“PCs”) which represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not issued by, or backed by the full faith and credit of, the U.S. Government.

•

Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. These securities are not backed by the full faith and credit of the U.S. Government.

•

“Sallie Maes”: The Student Loan Marketing Association (“SLMA”) is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are not issued by the U.S. Government and are either directly guaranteed by the U.S.

EQ Advisors Trust	About the investment portfolios	15

Fixed Income Portfolios (continued)

Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in “zero coupon” U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

Guarantees associated with U.S. Government securities guarantee only the payment of principal at maturity and interest when due, and do not guarantee the securities’ yield or value or the yield or value of the Portfolio’s shares.

The Portfolio may also purchase collateralized mortgage obligations (“CMOs”) issued by non-governmental issuers and securities issued by real estate mortgage investment conduits (“REMICs”). Non-governmental CMOs, which are issued by entities other than U.S. Government agencies and instrumentalities and securities issued by non-governmental REMICs (even if collateralized by U.S. Government securities) are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.

The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in fixed income securities, therefore, its performance may go up or down depending on general debt market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

Zero Coupon Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2007 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
4.90% (2001 3rd Quarter)	–2.43% (2004 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein Intermediate Government Securities Portfolio — Class IA Shares	7.13%	3.29%	5.01%
Lehman Brothers Intermediate Government Bond Index†	8.47%	3.69%	5.55%
†	For more information on this index, see the following section “More Information on Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

16	About the investment portfolios	EQ Advisors Trust

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/AllianceBernstein Intermediate Government Securities Portfolio	Class IA Shares
Management Fee	0.50%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.63%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$64
3 Years	$202
5 Years	$351
10 Years	$786

WHO MANAGES THE PORTFOLIO

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2007, AllianceBernstein had approximately $800 billion in assets under management.

Jeffrey S. Phlegar, Executive Vice President, Chief Investment Officer and co-head of Fixed Income, is responsible for the day-to-day management of the Portfolio. He also serves on AllianceBernstein’s Executive Committee. Mr. Phlegar supervises the U.S. Investment Grade: Liquid-Markets/Structured Products fixed-income teams. Mr. Phlegar joined AllianceBernstein in 1988 and has served has had portfolio management responsibilities since that time.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	17

Fixed Income Portfolios (continued)

EQ/AllianceBernstein Quality Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with moderate risk to capital.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio invests primarily in securities which are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investor Services, Inc. (“Moody’s”) or BBB by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”)), or if unrated, fixed income securities that the Adviser determines to be of comparable quality. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s and S&P or Fitch).

In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances.

The Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser’s assessment of prospective cyclical changes even if such action may adversely affect current income. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest in foreign securities, including those of both developed and developing countries. Developing countries are defined as middle and low-income economies as classified by the World Bank. The Portfolio may invest up to 20% of total assets in non-US dollar denominated securities. The portfolio may invest up to 5% of total asset in securities of developing countries (referred to as emerging market debt), whether denominated in US dollars or local currency. The Portfolio may, to a limited extent, enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon and pay-in-kind securities, collateralized mortgage obligations, asset-backed securities, securities lending, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also, to a limited extent, use derivatives, including purchasing put and call options and writing covered put and call options on securities it may purchase.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in fixed income securities, therefore, its performance may go up or down depending on general debt market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

Zero Coupon and Pay-in Kind Securities Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2007 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) advised by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Quality Bond

18	About the investment portfolios	EQ Advisors Trust

Portfolio whose inception date is October 1, 1993, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
4.57% (2001 3rd Quarter)	–2.37% (2004 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein Quality Bond Portfolio — Class IA Shares	4.78%	3.79%	5.27%
Lehman Brothers U.S. Aggregate Bond Index†	6.97%	4.42%	5.97%
†	For more information on this index, see the following section “More Information on Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/AllianceBernstein Quality Bond Portfolio	Class IA Shares
Management Fee	0.50%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$65
3 Years	$205
5 Years	$357
10 Years	$798

WHO MANAGES THE PORTFOLIO

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2007, AllianceBernstein had approximately $800 billion in assets under management.

The management of and investment decisions for the Portfolio are made by the U.S. Investment-Grade: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S. Investment-Grade: Core Fixed Income accounts, Greg Wilensky, Senior Vice President and Portfolio Manager — Core Fixed Income Investment Team at AllianceBernstein, is primarily responsible for the day-to-day management of, and has oversight and trading responsibilities for, the Portfolio. Mr. Wilensky has been responsible for the firm’s stable value business since 1998. He joined AllianceBernstein in 1996 as a Vice President in Portfolio Management and has had portfolio management responsibilities with AllianceBernstein for the past eleven years.

EQ Advisors Trust	About the investment portfolios	19

Fixed Income Portfolios (continued)

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

20	About the investment portfolios	EQ Advisors Trust

EQ/Money Market Portfolio

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

•	marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities;

•	certificates of deposit, bankers’ acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

(b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor’s (“S&P”) or Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”) or (ii) long term debt rated at least AA by S&P or Aa by Moody’s;

•

commercial paper (rated at least A-1 by S&P or Prime-1 by Moody’s or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody’s) and participation interests in loans extended by banks to such companies;

•	mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

•

corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody’s, as well as corporate debt obligations rated at least A by S&P or Moody’s, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s;

•	floating rate or master demand notes; and

•	repurchase agreements covering securities in which the Portfolio may invest.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks. Normally, the Portfolio invests at least 25% of its net assets in bank obligations.

THE PRINCIPAL RISKS

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Banking Industry Sector Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

•	Money Market Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2007 and compares the Portfolio’s performance to the returns on three-month U.S. Treasury bills. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to June 10, 2005.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Money Market Portfolio whose inception date is July 13, 1981, and the performance results of

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Fixed Income Portfolios (continued)

the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
1.62% (2000 4th Quarter)	0.10% (2004 1st Quarter)
The Portfolio’s 7-day yield for the quarter ended December 31, 2007 was 4.40% and the effective yield was 4.50%.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Money Market Portfolio — Class IA Shares	4.97%	2.86%	3.62%
3-Month Treasury Bill†	5.03%	3.07%	3.77%
†	For more information on this index, see the following section “More Information on Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Money Market Portfolio	Class IA Shares
Management Fee	0.32%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.45%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$46
3 Years	$144
5 Years	$252
10 Years	$567

WHO MANAGES THE PORTFOLIO

The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, New York, New York 10106, is the Adviser to the Portfolio. Dreyfus was founded in 1951 and currently manages approximately 200 mutual fund portfolios. As of December 31, 2007, Dreyfus had approximately $263 billion in assets under management.

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2. More information on risks and benchmarks

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks: Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that AXA Equitable’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio or portion thereof invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Portfolio Management Risk: The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results.

Securities Lending Risk: For purposes of realizing additional income, each Portfolio or portion thereof may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a Portfolio or portion thereof. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser or Manager, as applicable, the consideration to be earned from such loans would justify the risk.

Security Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Manager or the Adviser(s) for each Portfolio or portion thereof, as applicable, selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio or portion thereof may not perform as well as other securities that were not selected for the Portfolio or portion thereof. As a result the Portfolio or portion thereof may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios – The Principal Risks,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio or portion thereof is called for redemption, the Portfolio or portion thereof will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s or portion thereof’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a

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significant impact on a Portfolio’s or portion thereof’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio or portion thereof also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio or portion thereof uses a derivative security for purposes other than as a hedge, that Portfolio or portion thereof is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Fixed Income Risk: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, the principal on asset-backed securities may be prepaid at any time, which will reduce the yield and market value. When interest rates are declining, there are usually more prepayments of loans as borrowers are motivated to pay off debt and refinance at new lower rates, which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio’s yield. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions.

If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Credit Risk: The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio. Credit risk is particularly significant for the Portfolios that may invest a material portion of their assets in “junk bonds” or lower-rated securities.

Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Mortgage-Backed Securities Risk: The risk that the principal on mortgage-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. The early retirement of particular classes or series of a collateralized mortgage obligation held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

If a Portfolio purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Foreign Securities Risk: A Portfolio’s or portion thereof’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect a Portfolio’s or portion’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s or portion’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. A Portfolio or portion

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thereof may be subject to the following risks associated with investing in foreign securities:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s or portion thereof’s investment in securities denominated in a foreign currency or may widen existing losses.

Depositary Receipts: A Portfolio or portion thereof may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (“GDRs”) (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio or portion thereof may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio or portion thereof investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s or portion thereof’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly form those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio or portion thereof to carry out transactions. If a Portfolio or portion thereof cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio or portion thereof cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio or portion thereof could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Index-Fund Risk: The EQ/Equity 500 Index Portfolio invests in the securities included in the relevant index or substantially identical securities regardless of market trends. This Portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio borrows money or otherwise leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Money Market Portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio’s yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Portfolio Turnover Risk: The Portfolios and portions thereof do not restrict the frequency of trading to limit expenses. The Portfolios and portions thereof may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio or portion thereof and its shareholders, which would reduce investment returns.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s or portion thereof’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Lehman Brothers U.S. Aggregate Bond Index (“Lehman Aggregate Bond Index”) covers the U.S. investment-grade, fixed-rate, taxable bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

Lehman Brothers Intermediate Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

MSCI EAFE® Index (Europe, Australasia, Far East) contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the MSCI EAFE Index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the MSCI EAFE. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader MSCI EAFE index. The MSCI EAFE Index returns assume dividends are reinvested net of withholding taxes and do not reflect any fees or expenses.

Russell 3000® Index (“Russell 3000”) is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, and represents approximately 90% of the total market capitalization of the Russell 3000.

Russell 1000® Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

3-Month Treasury Bill. A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

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3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section “About the Investment Portfolios.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-four (64) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA shares of seven (7) Portfolios. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. The Manager’s management responsibilities include the selection and monitoring of Advisers for the Portfolios.

The Manager plays an active role in monitoring each Portfolio and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an Affiliated Adviser, such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2007 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2007 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2007

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/AllianceBernstein Common Stock	0.47%	N/A
EQ/AllianceBernstein Intermediate Government Securities	0.50%	N/A
EQ/AllianceBernstein International	0.71%	0.04%
EQ/AllianceBernstein Quality Bond	0.50%	N/A
EQ/AllianceBernstein Value	0.59%	0.01%
EQ/Equity 500 Index	0.25%	N/A
EQ/Money Market	0.32%	N/A

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable

EQ Advisors Trust	Management of the Trust	29

include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust (excluding certain Portfolio’s noted below). The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (exclusive of certain Portfolios noted below), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The excluded Portfolios are: All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio, the Crossings Allocation Portfolios and the PLUS Portfolios.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreements with AXA Equitable and the investment advisory agreements with the Advisers with respect to the Portfolios (except as noted below) is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2007.

Expense Limitation Agreement

In the interest of limiting through April 30, 2009 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed the following respective expense ratios:

Expense Limitation Provisions

Portfolios	Total Expenses Limited to (% of daily net assets) Class IA Shares
EQ/AllianceBernstein International	0.85%
EQ/AllianceBernstein Value	0.70%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years (or five years for certain Portfolios, as indicated by a “†” in the above table) of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Legal Proceedings Relating to the Advisers

AllianceBernstein L.P.

Material Litigation and Regulatory Matters

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1. Market Timing Litigation.  On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants — mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm’s profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the 1940 Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a

30	Management of the Trust	EQ Advisors Trust

later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

* * *

At the present time, AllianceBernstein is unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, AllianceBernstein conducts a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, AllianceBernstein records an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss — an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and AllianceBernstein is able to indicate an estimate of the possible loss or range of loss, AllianceBernstein discloses that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

1. Mutual Fund Trading Matters.  Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require AllianceBernstein to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. AllianceBernstein responded to the Information Requests and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, AllianceBernstein and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, AllianceBernstein filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. AllianceBernstein intends to vigorously defend against the allegations in the Summary Order.

2. On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the 1940 Act by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

EQ Advisors Trust	Management of the Trust	31

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005, and Form 10-Q for the quarter ended September 30, 2006. If you would like additional information concerning any of these matters, or any other matters, please let us know.

32	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the distributors for promoting, selling and servicing shares of the Portfolios. The annual fee equals 0.25% (subject to 0.50% maximum) of each Portfolio’s average daily net assets attributable to Class IB Shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The distributors may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	33

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g. EQ/AllianceBernstein International Portfolio), in securities of small- and mid-capitalization companies, or in high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer

34	Buying and selling shares	EQ Advisors Trust

activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants, but do not apply to AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	35

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value). All securities held in the EQ/Money Market Portfolio are valued at amortized cost.

•

Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options – last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities – shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

36	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios (other than the EQ/Money Market Portfolio) generally distribute most or all of their net investment income and their net realized gains, if any, annually. The EQ/Money Market Portfolio normally declares and distributes dividends daily and distributes net investment income and its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company that satisfies those requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends each Portfolio will be operated to have no federal tax liability, if any Portfolio does have federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	37

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a Portfolio’s shareholders of profits earned from selling securities in that Portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

38	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA and Class IB shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB shares of each Portfolio has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2007 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/AllianceBernstein Common Stock Portfolio:

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2007(e)	2006(e)	2005(e)	2004	2003	2007(e)	2006(e)	2005(e)	2004	2003
Net asset value, beginning of year	$19.80	$18.09	$17.49	$15.47	$10.49	$19.69	$17.99	$17.39	$15.38	$10.40

Income from investment operations:
Net investment income	0.25	0.27	0.18	0.21	0.12	0.19	0.22	0.14	0.15	0.08
Net realized and unrealized gain on investments and futures	0.48	1.72	0.61	2.01	5.09	0.49	1.71	0.60	2.02	5.06

Total from investment operations	0.73	1.99	0.79	2.22	5.21	0.68	1.93	0.74	2.17	5.14

Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.19)	(0.20)	(0.23)	(0.21)	(0.23)	(0.14)	(0.16)	(0.16)

Net asset value, end of year	$20.27	$19.80	$18.09	$17.49	$15.47	$20.16	$19.69	$17.99	$17.39	$15.38

Total return	3.73%	11.01%	4.52%	14.40%	49.89%	3.48%	10.72%	4.27%	14.12%	49.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,425,334	$7,114,739	$7,297,020	$7,847,618	$7,472,301	$2,090,492	$2,364,942	$2,351,936	$2,320,683	$1,884,006
Ratio of expenses to average net assets:
After fees paid indirectly	0.59%	0.55%	0.50%	0.43%	0.52%	0.84%	0.80%	0.75%	0.68%	0.77%
Before fees paid indirectly	0.60%	0.57%	0.52%	0.52%	0.54%	0.85%	0.82%	0.77%	0.77%	0.79%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.21%	1.43%	1.05%	1.23%	0.93%	0.96%	1.18%	0.80%	0.98%	0.68%
Before fees paid indirectly	1.20%	1.42%	1.03%	1.14%	0.91%	0.95%	1.17%	0.78%	0.89%	0.66%
Portfolio turnover rate	44%	35%	38%	47%	92%	44%	35%	38%	47%	92%

EQ Advisors Trust	Financial Highlights	39

Financial Highlights (cont’d)

EQ/AllianceBernstein Intermediate Government Securities Portfolio:

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31
	2007(e)	2006(e)	2005(e)	2004	2003(e)	2007(e)	2006 (e)	2005(e)	2004	2003(e)
Net asset value, beginning of year	$9.67	$9.77	$10.00	$10.11	$10.30	$9.62	$9.71	$9.94	$10.05	$10.24

Income (loss) from investment operations:
Net investment income	0.44	0.40	0.34	0.32	0.26	0.41	0.37	0.32	0.28	0.23
Net realized and unrealized gain (loss) on investments	0.25	(0.07)	(0.19)	(0.09)	(0.02)	0.25	(0.06)	(0.20)	(0.08)	(0.02)

Total from investment operations	0.69	0.33	0.15	0.23	0.24	0.66	0.31	0.12	0.20	0.21

Less distributions:
Dividends from net investment income	(0.47)	(0.43)	(0.38)	(0.33)	(0.33)	(0.44)	(0.40)	(0.35)	(0.30)	(0.30)
Distributions from realized gains	—	—	—	(0.01)	(0.10)	—	—	—	(0.01)	(0.10)

Total dividends and distributions	(0.47)	(0.43)	(0.38)	(0.34)	(0.43)	(0.44)	(0.40)	(0.35)	(0.31)	(0.40)

Net asset value, end of year	$9.89	$9.67	$9.77	$10.00	$10.11	$9.84	$9.62	$9.71	$9.94	$10.05

Total return	7.13%	3.35%	1.51%	2.13%	2.45%	6.97%	3.07%	1.24%	1.97%	2.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$227,848	$222,451	$248,266	$296,399	$344,547	$470,755	$486,352	$542,787	$595,497	$630,578
Ratio of expenses to average net assets	0.63%	0.61%	0.56%	0.56%	0.57%	0.88%	0.86%	0.81%	0.81%	0.82%
Ratio of net investment income to average net assets	4.46%	4.03%	3.42%	2.95%	2.51%	4.21%	3.74%	3.17%	2.70%	2.26%
Portfolio turnover rate	167%	231%	251%	274%	477%	167%	231%	251%	274%	477%

40	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AllianceBernstein International Portfolio(m):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2007(e)	2006(e)	2005(e)	2004	2003	2007(e)	2006(e)	2005(e)	2004	2003
Net asset value, beginning of year	$14.42	$12.70	$11.17	$9.62	$7.24	$14.22	$12.53	$11.02	$9.50	$7.13

Income from investment operations:
Net investment income	0.27	0.19	0.18	0.13	0.11	0.22	0.15	0.15	0.10	0.07
Net realized and unrealized gain on investments, futures, and foreign currency transactions	1.40	2.82	1.56	1.64	2.43	1.38	2.78	1.53	1.61	2.44

Total from investment operations	1.67	3.01	1.74	1.77	2.54	1.60	2.93	1.68	1.71	2.51

Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.21)	(0.22)	(0.16)	(0.19)	(0.19)	(0.17)	(0.19)	(0.14)
Distributions from realized gains	(1.38)	(1.05)	—	—	—	(1.38)	(1.05)	—	—	—

Total dividends and distributions	(1.62)	(1.29)	(0.21)	(0.22)	(0.16)	(1.57)	(1.24)	(0.17)	(0.19)	(0.14)

Net asset value, end of year	$14.47	$14.42	$12.70	$11.17	$9.62	$14.25	$14.22	$12.53	$11.02	$9.50

Total return	11.98%	23.80%	15.61%	18.51%	35.28%	11.69%	23.55%	15.33%	18.10%	35.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,713,719	$1,602,552	$1,330,210	$1,212,207	$1,091,319	$1,739,210	$1,342,183	$930,307	$667,930	$488,571
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.85%	0.85%	0.85%	1.10%	1.10%	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	0.85%	0.85%	0.84%	0.83%	0.85%	1.10%	1.10%	1.09%	1.08%	1.10%
Before waivers and fees paid indirectly	0.89%	0.88%	0.85%	0.85%	0.87%	1.14%	1.13%	1.10%	1.10%	1.12%
Ratio of net investment income to average net assets:
After waivers	1.74%	1.36%	1.60%	1.28%	1.29%	1.46%	1.10%	1.35%	1.03%	1.04%
After waivers and fees paid indirectly	1.74%	1.37%	1.61%	1.30%	1.29%	1.46%	1.10%	1.36%	1.05%	1.04%
Before waivers and fees paid indirectly	1.69%	1.33%	1.60%	1.28%	1.27%	1.42%	1.06%	1.35%	1.03%	1.02%
Portfolio turnover rate	52%	70%	67%	60%	59%	52%	70%	67%	60%	59%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$— #	$— #	$— #	$— #	$0.01	$— #	$— #	$— #	$— #

EQ Advisors Trust	Financial Highlights	41

Financial Highlights (cont’d)

EQ/AllianceBernstein Quality Bond Portfolio:

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2007(e)	2006(e)	2005(e)	2004	2003(e)	2007(e)	2006(e)	2005(e)	2004	2003(e)
Net asset value, beginning of year	$10.00	$10.02	$10.20	$10.25	$10.17	$9.95	$9.96	$10.15	$10.19	$10.12

Income (loss) from investment operations:
Net investment income	0.46	0.43	0.36	0.26	0.24	0.43	0.40	0.33	0.23	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.01	(0.02)	(0.12)	0.15	0.12	0.01	(0.01)	(0.13)	0.16	0.11

Total from investment operations	0.47	0.41	0.24	0.41	0.36	0.44	0.39	0.20	0.39	0.33

Less distributions:
Dividends from net investment income	(0.53)	(0.43)	(0.39)	(0.27)	(0.15)	(0.50)	(0.40)	(0.36)	(0.24)	(0.13)
Distributions from realized gains	—	—	(0.03)	(0.19)	(0.13)	—	—	(0.03)	(0.19)	(0.13)

Total dividends and distributions	(0.53)	(0.43)	(0.42)	(0.46)	(0.28)	(0.50)	(0.40)	(0.39)	(0.43)	(0.26)

Net asset value, end of year	$9.94	$10.00	$10.02	$10.20	$10.25	$9.89	$9.95	$9.96	$10.15	$10.19

Total return	4.78%	4.06%	2.33%	3.95%	3.83%	4.60%	3.79%	1.95%	3.79%	3.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,556,385	$1,644,924	$1,543,231	$1,627,106	$1,459,282	$497,051	$480,846	$465,584	$424,156	$367,273
Ratio of expenses to average net assets	0.64%	0.61%	0.55%	0.56%	0.58%	0.89%	0.86%	0.80%	0.81%	0.83%
Ratio of net investment income to average net assets	4.49%	4.25%	3.51%	2.55%	2.35%	4.24%	4.00%	3.26%	2.30%	2.10%
Portfolio turnover rate	165%	353%	531%	659%	697%	165%	353%	531%	659%	697%

42	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AllianceBernstein Value Portfolio(i):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2007(e)	2006(e)	2005(e)	2004	2003	2007(e)		2006(e)	2005(e)	2004	2003
Net asset value, beginning of year	$16.39	$14.51	$14.21	$12.77	$10.03	$16.38		$14.50	$14.20	$12.76	$10.03

Income (loss) from investment operations:
Net investment income	0.35	0.30	0.26	0.20	0.18	0.30		0.26	0.22	0.18	0.15
Net realized and unrealized gain (loss) on investments	(1.07)	2.83	0.55	1.55	2.73	(1.06)		2.83	0.55	1.53	2.73

Total from investment operations	(0.72)	3.13	0.81	1.75	2.91	(0.76)		3.09	0.77	1.71	2.88

Less distributions:
Dividends from net investment income	(0.26)	(0.30)	(0.21)	(0.22)	(0.17)	(0.22)		(0.26)	(0.17)	(0.18)	(0.15)
Distributions from realized gains	(1.14)	(0.95)	(0.30)	(0.09)	—	(1.14)		(0.95)	(0.30)	(0.09)	—

Total dividends and distributions	(1.40)	(1.25)	(0.51)	(0.31)	(0.17)	(1.36)		(1.21)	(0.47)	(0.27)	(0.15)

Net asset value, end of year	$14.27	$16.39	$14.51	$14.21	$12.77	$14.26		$16.38	$14.50	$14.20	$12.76

Total return	(4.30)%	21.70%	5.68%	13.74%	29.07%	(4.55)%		21.41%	5.42%	13.46%	28.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,770,999	$1,531,086	$1,329,984	$49,292	$32,274	$3,310,417		$2,844,395	$2,219,168	$2,006,001	$1,508,256
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.66%	0.70%	0.70%	0.95%		0.95%	0.91%	0.95%	0.95%
After waivers and fees paid indirectly	0.62%	0.69%	0.59%	0.70%	0.70%	0.87	%(c)	0.94%	0.84%	0.95%	0.95%
Before waivers and fees paid indirectly	0.71%	0.70%	0.66%	0.70%	0.70%	0.96	%(c)	0.95%	0.91%	0.95%	0.95%
Ratio of net investment income to average net assets:
After waivers	2.06%	1.92%	1.74%	1.74%	1.82%	1.74%		1.67%	1.49%	1.49%	1.57%
After waivers and fees paid indirectly	2.15%	1.93%	1.81%	1.74%	1.82%	1.80%		1.68%	1.56%	1.49%	1.57%
Before waivers and fees paid indirectly	2.05%	1.92%	1.74%	1.74%	1.82%	1.72%		1.67%	1.49%	1.49%	1.57%
Portfolio turnover rate	50%	28%	16%	28%	21%	50%		28%	16%	28%	21%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$—	$—	$—	$— #	$—	#	$—	$—	$—	$— #

EQ Advisors Trust	Financial Highlights	43

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio:

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2007(e)		2006(e)	2005(e)	2004	2003	2007(e)		2006(e)	2005(e)	2004	2003
Net asset value, beginning of year	$25.92		$23.52	$23.24	$21.38	$16.92	$25.79		$23.41	$23.13	$21.28	$16.84

Income from investment operations:
Net investment income	0.43		0.39	0.37	0.39	0.28	0.36		0.33	0.31	0.31	0.19
Net realized and unrealized gain on investments	0.90	(z)	3.22	0.72	1.85	4.47	0.90	(z)	3.19	0.72	1.86	4.49

Total from investment operations	1.33		3.61	1.09	2.24	4.75	1.26		3.52	1.03	2.17	4.68

Less distributions:
Dividends from net investment income	(0.44)		(0.41)	(0.38)	(0.38)	(0.29)	(0.37)		(0.34)	(0.32)	(0.32)	(0.24)
Distributions from realized gains	(0.76)		(0.80)	(0.43)	—	—	(0.76)		(0.80)	(0.43)	—	—

Total dividends and distributions	(1.20)		(1.21)	(0.81)	(0.38)	(0.29)	(1.13)		(1.14)	(0.75)	(0.32)	(0.24)

Net asset value, end of year	$26.05		$25.92	$23.52	$23.24	$21.38	$25.92		$25.79	$23.41	$23.13	$21.28

Total return	5.22	%(z)	15.37%	4.68%	10.50%	28.14%	4.97	%(z)	15.06%	4.42%	10.21%	27.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,600,697		$1,615,477	$1,560,845	$1,633,378	$1,560,563	$2,062,991		$2,142,776	$2,018,231	$1,951,348	$1,589,054
Ratio of expenses to average net assets	0.38%		0.35%	0.30%	0.30%	0.31%	0.63%		0.60%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets	1.58%		1.58%	1.57%	1.75%	1.48%	1.33%		1.33%	1.32%	1.50%	1.23%
Portfolio turnover rate	4%		4%	7%	1%	— ‡%	4%		4%	7%	1%	— ‡%

44	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Money Market Portfolio(s)(v):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2007(e)	2006(e)	2005(e)	2004	2003(e)	2007(e)	2006(e)	2005(e)	2004	2003(e)
Net asset value, beginning of year	$1.000	$1.000	$1.001	$1.002	$1.003	$1.000	$1.000	$1.000	$1.001	$1.002

Income (loss) from investment operations:
Net investment income	0.048	0.046	0.029	0.012	0.009	0.046	0.044	0.027	0.009	0.006
Net realized and unrealized gain (loss) on investments	—	— #	— #	(0.001)	— #	—	— #	— #	(0.001)	— #

Total from investment operations	0.048	0.046	0.029	0.011	0.009	0.046	0.044	0.027	0.008	0.006

Less distributions:
Dividends from net investment income	(0.048)	(0.046)	(0.030)	(0.012)	(0.010)	(0.046)	(0.044)	(0.027)	(0.009)	(0.007)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.001	$1.002	$1.000	$1.000	$1.000	$1.000	$1.001

Total return	4.97%	4.72%	2.85%	1.02%	0.82%	4.71%	4.46%	2.65%	0.77%	0.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$869,405	$831,695	$737,535	$598,718	$705,877	$1,199,272	$918,153	$773,184	$774,625	$942,215
Ratio of expenses to average net assets	0.45%	0.44%	0.39%	0.39%	0.39%	0.70%	0.69%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	4.83%	4.65%	2.86%	1.01%	0.82%	4.57%	4.42%	2.61%	0.76%	0.57%

EQ Advisors Trust	Financial Highlights	45

Financial Highlights (cont’d)

*	Commencement of Operations.
**	Prior to December 31, 2004, these ratios and per share amounts were not provided.
****	Prior to December 31, 2007, these ratios were not provided.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
‡‡	Amount is less than 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	Reflects purchases and sales from change in investment strategy.
(e)	Net investment income and capital changes per share are based on average shares outstanding.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/AllianceBernstein Value Portfolio.
(m)	On May 2, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/International Equity Index Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Alliance International Portfolio.
(s)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Money Market Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Money Market Portfolio.
(v)	On July 7, 2005, this Portfolio split in the form of a dividend payable in shares of the Portfolio in order to establish a $1.00 net asset value. The dividend consisted of 10.345 shares and 10.303 shares in exchange for one (1) share of the Portfolio’s Class IA and Class IB shares, respectively. All transactions in capital stock and per share data prior to this date have been restated to give effect to the split.
(w)	Includes dividend expense.
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.

46	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

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contact your financial professional, or the Portfolios at:

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Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

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publicinfo@sec.gov or by writing the SEC’s

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EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2008 EQ Advisors Trust